Exhibit 10(b)
SECOND AMENDMENT TO THE
EMPLOYMENT AGREEMENT

This Second Amendment to the Employment Agreement between UNITED RENTALS, INC. (the “Company”) and DALE ASPLUND (“Employee”) is hereby entered into as of the date signed by the parties below.
RECITALS:

WHEREAS, the parties entered into an Amended Employment Agreement, dated April 28, 2008 (the “Employment Agreement”);

WHEREAS, the parties desire to amend the Employment Agreement to modify the provisions identified below;

AND WHEREAS, all other provisions of the Employment Agreement shall remain unchanged;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties mutually agree that:

1.    The 12 month period described in Section 3(a) and Section 3(b) of the Agreement shall be amended to “24 months.”

2.    In the event Employee ever intends to resign his employment with the Company, Employee shall notify the Company of his intent to resign one year prior to such resignation, and Employee shall continue to fully perform and transition his duties throughout the one year notice period and will be entitled to compensation during such period on such terms as may be agreed-upon between the Company and Employee.

3.    In the event Employee receives the payments described in Section 3.1(a) of the Agreement, then, for a period of 12 months following termination of employment, the Company shall provide Company-paid medical and dental coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), provided that Employee is then actively enrolled in such medical and dental coverage and provided Employee makes a timely COBRA election to continue such medical and dental coverage.

The terms and conditions of all other sections of the Employment Agreement shall remain unchanged and in full force and effect, and Employee hereby reaffirms those provisions.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date identified below.

UNITED RENTALS, INC.                    EMPLOYEE

BY: /s/Michael J. Kneeland                    /s/Dale Asplund

NAME: Michael J. Kneeland                    Dale Asplund

TITLE: President and Chief Executive Officer

DATE: April 3, 2013                        April 2, 2013